UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

---------------

FORM 8-K/A

Amendment Number Two and Restatement of:
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 4, 2003
Date of report (Date of earliest event reported)

ROLFE ENTERPRISES, INC.

(Exact Name of Registrant as Specified in Charter)

Florida (State or Other Jurisdiction of Incorporation)	0-49999 (Commission File Number)	13-4025362 (IRS Employer Identification No.)

3229 Wentwood Drive, Suite 200,

Dallas, Texas 75225
(Address of Principal Executive Offices and Zip Code)

(972) 943-4185
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 1.         Changes in Control of Registrant

On October 10, 2003, Rolfe Enterprises, Inc., a Florida corporation (the "Company"), BBG Acquisition Subsidiary, Inc., a Texas corporation and wholly-owned subsidiary of the Company (the "Merger Sub"), and Mid-Continental Securities Corp., an Illinois corporation and the Company's majority shareholder on such date, entered into a Merger Agreement and Plan of Reorganization (the "Merger Agreement") with BidGive Group, LLC, a Texas limited liability company ("BidGive"). Pursuant to the Merger Agreement, effective as of December 4, 2003, BidGive was merged (the "Merger") with and into the Merger Sub with the Merger Sub surviving the Merger, and each 1% membership interest in BidGive which was issued and outstanding immediately prior to the effective time of the Merger was converted into 57,446 shares of the Company's common stock, par value $.001 (the "Common Stock"). As a result of the Merger, the former members of BidGive became the holders of 92.5% of the issued and outstanding Common Stock effective as of December 4, 2003. Mid-Continental Securities Corp. was a party to the Merger Agreement in order to make certain representations and warranties on behalf of the Company.

Also pursuant to the Merger Agreement, Joseph H. Dowling resigned as President and Director of the Company, Frank Pioppi resigned as Secretary and Director of the Company, and James P. Walker, Jr. became President, Secretary and Director of the Company. Since Mr. Walker's appointment to the Company's board of directors, the Company's board of directors amended the Company's bylaws to increase the number of positions on the Company's board of directors to five, appointed Michael Jacobson, Thomas W. Richardson, Mark S. Gardner and Ronald D. Gardner to serve on the Company's board of directors until the next annual shareholder meeting, and elected James P. Walker, Jr. as Chief Executive Officer of the Company, Michael Jacobson as Vice President and Chairman of the Board of the Company, and Thomas W. Richardson as Chief Financial Officer and Treasurer of the Company. The Company's board of directors has also recommended to the shareholders that the Company be merged with and into BidGive International, Inc., a Delaware corporation and wholly-owned subsidiary of the Company, in order to convert the Company from a Florida corporation to a Delaware corporation and to change its name to "BidGive International, Inc."

Item 2.         Acquisition or Disposition of Assets

Pursuant to the Merger Agreement, effective as of December 4, 2003, BidGive was merged with and into the Merger Sub with the Merger Sub surviving the Merger, and each 1% membership interest in BidGive which was issued and outstanding immediately prior to the effective time of the Merger was converted into 57,446 shares of the Company's Common Stock. As a result of the Merger, the former members of BidGive became the holders of 92.5% of the issued and outstanding Common Stock effective as of December 4, 2003. The assets which the Company acquired in the Merger consist of a development stage discount certificate business, the related website, and related proprietary technology with a patent pending on the unique business model.

The description contained in this Item 2 of the transactions consummated pursuant to the terms and conditions of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is incorporated by reference to this Report as Exhibit 2.1.

Item 7.         Financial Statements, Pro Forma Financial Information and Exhibits

(a)         Financial Statements of Business Acquired. See Annex A for the statement of net assets acquired and of revenues and direct expenses of the discount certificate business of BidGive Group, LLC as of December 4, 2003 and the related statement of revenues and direct expenses for the period then ended.

(b)        Pro Forma Financial Information. See Annex B for the audited balance sheets, statements of operations, statements of cash flows and statements of changes in stockholders' equity as of December 31, 2003, which give effect to the acquisition of the net assets of the discount certificate business of BidGive Group, LLC as of December 31, 2003.

(c)        Exhibits. The following Exhibit is filed as part of this report:

        2.1        Merger Agreement and Plan of Reorganization, dated October 10, 2003, entered by and among Rolfe Enterprises, Inc., BGG Acquisition Subsidiary, Inc., Mid-Continental Securities Corp., and BidGive Group, LLC (filed as Exhibit 2.1 to the Company's Form 10-QSB filed on November 10, 2003, and incorporated herein by reference).

        32.1         Certification pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

        32.2         Certification pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROLFE ENTERPRISES, INC.

By: /s/ James P. Walker, Jr.
President and CEO

By: /s/ Thomas W. Richardson
Chief Financial Officer

Date: April 8, 2004

INDEX TO EXHIBITS

2.1        Merger Agreement and Plan of Reorganization, dated October 10, 2003, entered by and among Rolfe Enterprises, Inc., BGG Acquisition Subsidiary, Inc., Mid-Continental Securities Corp., and BidGive Group, LLC (filed as Exhibit 2.1 to the Company's Form 10-QSB filed on November 10, 2003, and incorporated herein by reference).

32.1        Certification pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

32.2        Certification pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

ANNEX A

Independent Auditors' Report

Officers and Directors
Discount Certificate Business of BidGive Group, LLC

We have audited the statement of net assets acquired of the discount certificate business of BidGive Group, LLC as of December 4, 2003 and the related statement of revenues and direct expenses for the period then ended. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the net assets acquired of the discount certificate business of BidGive Group, LLC as of December 4, 2003, and the results of operations for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Child, Sullivan and Company
March 22, 2004

DISCOUNT CERTIFICATE BUSINESS OF
BIDGIVE GROUP, LLC

Statement of Net Assets Acquired
as of December 4, 2003

ASSETS
CURRENT ASSETS		$ -
CASH
	TOTAL CURRENT ASSETS	-
	TOTAL ASSETS	$ -

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES		$ -
	Accounts payable and accrued expenses	$ -
	TOTAL CURRENT LIABILITIES	-
	TOTAL LIABILITIES	$ -
	NET ASSETS ACQUIRED	$ -

*See notes to financial statements.

DISCOUNT CERTIFICATE BUSINESS OF
BIDGIVE GROUP, LLC

Statement of Revenues and Direct Expenses
For the Period Ended December 4, 2003

REVENUES
Sales	$ -
EXPENSES
Selling, general and administrative expenses	46,110
TOTAL INCOME (LOSS)	$ (46,110)

*See Notes to Financial Statements

DISCOUNT CERTIFICATE BUSINESS OF
BIDGIVE GROUP, LLC

Note 1     Summary of Significant Accounting Policies

The summary of significant accounting policies of the discount certificate business of BidGive Group, LLC (the Company) is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management, which is responsible for their integrity and objectivity. These accounting policies conform to accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the financial statements.

Asset Acquisition and Basis of Presentation

On December 4, 2003, Rolfe Enterprises, Inc. ("Rolfe"), a public shell company with no operations or revenue, acquired all the assets of BidGive Group, LLC ("BidGive"), a start-up developmental company, by and through a merger between BidGive and BGG Acquisition Subsidiary, LLC., a wholly owned Rolfe subsidiary, for 5,744,600 shares of Rolfe common stock. In essence, the transaction was a cashless "stock swap" between the two entities to allow Rolfe to obtain developing operations and BidGive to obtain access to the public markets to fund its concepts.

The assets acquired by Rolfe include all of BidGive's assets related to designing, developing, marketing, selling, protecting, licensing, supporting, maintaining, and expanding its concept discount certificate business under development, its name and slogans, and its commercial website (http://www.BidGive.com) and web operations (the "BidGive Business"), also under development. Based on an independent appraisal by the firm of Bernstein, Conklin & Balcombe, the assets were assigned a value of "highly speculative or zero."

Previously, on October 2, 2003, BidGive Group, LLC acquired certain select assets of BidGive, Inc., a developmental, non-operating company, for approximately $ 3,500 cash and 100 % of BidGive Group, LLC membership interest then existing. However, shortly thereafter additional membership interests were sold. The assets acquired were the same assets included in the merger between BidGive Group, LLC and Rolfe set forth above. These assets were assigned a value of "highly speculative or zero." Assets not acquired, and remaining with BidGive, Inc., to be re-named B/G Publishing, Inc., included two other non-related business concepts also under development by BidGive, Inc.

Cash and Cash Equivalents

The Company will consider all highly liquid sort-term investments with original maturities of three months or less to be cash equivalents. Such cash equivalents generally will be part of the Company's cash management activities rather than part of its operating, investing, and financing activities.

Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Because of the use of estimates inherent in the financial reporting process, actual results could differ significantly from those estimates.

Income taxes

The Company has not incurred any income taxes for the period ended December 4, 2003. Any tax liability from the income of the company will flow through to its members.

General and Administrative Expenses

General and administrative costs are expensed as incurred. General and administrative expenditures include the cost of salaries and benefits for sales, marketing and operations personnel, payments to outside contractors for website design and development, marketing and sales activities and other product and business development work, accounting and legal expenses, patent costs, as well as other expenditures.

Note 2    Going Concern

The accompanying financial statements are prepared assuming the Company is a going concern. Management believes it lacks sufficient working capital to fund the operations of the Company for the twelve months ending December 31, 2004. Therefore, substantial additional capital resources will be required to fund the ongoing operations related to design, marketing and business development activities. Management believes that there are a number of potential alternatives available to meet the continuing capital requirements such as public or private financings or collaborative agreements but there can be no assurance that the financing arrangements will be consummated in the necessary time frames needed for continuing operations. The accompanying financial statements do not include any adjustment to reflect the possible future effects on the recoverability and classification of assets or the amount and classification of liabilities that may result from the outcome of this uncertainty.

ANNEX B

Independent Auditor's Report

Officers and Directors
Rolfe Enterprises, Inc.

We have audited the balance sheets of Rolfe Enterprises, Inc. (a development stage enterprise) for the years ended December 31, 2003 and 2002, and the related statements of operations, changes in stockholders' equity (deficit), and cash flows for the years then ended, and for the period from May 6, 1996 (date of inception) to December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Rolfe Enterprises, Inc. as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended, and for the period from May 6, 1996 (date of inception) to December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company currently has cash flow constraints, an accumulated deficit, and has no operations. These factors, among others, raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Child, Sullivan and Company
March 16, 2004

ROLFE ENTERPRISES, INC.
(A DEVELOPMENT STAGE ENTERPRISE)

Balance Sheets

	December 31, 2003	December 31, 2002
ASSETS
CURRENT ASSETS
Cash	$846	$35
Shareholder receivable	-	1,197
Total Current Assets	846	1,232
Total Assets	$846	$ 1,232
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current Liabilities
Accounts payable and accrued expenses	$ -	$ 3,200
TOTAL CURRENT LIABILITIES	-	3,200
stockholders' equity (deficit)
Common stock, $.001 par value
20,000,000 shares authorized, 6,225,380 and 465,620 shares issued and outstanding, respectively	6,225	466
Additional paid-in capital	99,886	16,145
Deficit Accumulated during the development stage	(105,265)	(18,579)
Total Stockholders' Equity (Deficit)	846	(1,968)
Total Liabilities and Stockholders' Equity	$ 846	$ 1,232

*See Notes to Financial Statements

ROLFE ENTERPRISES, INC.
(A DEVELOPMENT STAGE ENTERPRISE)

Statements of Operations

	For the year ended December 31, 2003	For the year ended December 31, 2002	May 6, 1996 (Date of inception) to December 31, 2003
REVENUES
Sales	$ -	$ -	$ -
EXPENSES
Selling, general, and
administrative expenses	86,686	1,415	105,265
NET LOSS BEFORE TAXES	(86,686)	(1,415)	(105,265)
Income tax expense	-	-	-
Total Income (Loss)	$ (86,686)	$ (1,415)	$ (105,265)
Loss per common share	$(0.10)	$ (0.00)	$0.00
Weighted average common
shares outstanding	894,203	298,611

*See Notes to Financial Statements

ROLFE ENTERPRISES, INC.
(A DEVELOPMENT STAGE ENTERPRISE)

Statements of Cash Flows

	For the year ended December 31, 2003	For the year ended December 31, 2002	May 6, 1996 (Date of inception) to December 31, 2003
OPERATING ACTIVITIES
Net loss	$ (86,686)	$ (1,415)	$ (105,265)
Adjustments to reconcile net loss to cash used by operating activities:
Changes in operating liabilities and assets
Shareholder receivable	1,197	(1,197)	-
Accounts payable and accrued expenses	(3,200)	1,000	-
Shareholder payable	-	(2,817)	-
Net Cash Provided (Used) by Operating Activities	(88,689)	(4,429)	(105,265)
FINANCING ACTIVITIES
Issuance of common stock	89,500	4,464	106,111
Net Cash Provided (Used) by Financing Activities	89,500	4,464	106,111
Increase (Decrease) in Cash	811	35	846
Cash at beginning of period	35	-	-
Cash at End of Period	$846	$35	$846

*See Notes to Financial Statements

ROLFE ENTERPRISES, INC.
(A DEVELOPMENT STAGE ENTERPRISE)

Statements of Changes
in Stockholders' Equity (Deficit)
For the Period from May 6, 1996 (date of inception)
to December 31, 2003

	Common Stock		Additional	Accumulated
	Shares	Amount	Paid-in Capital	Deficit	Total
Balances at May 6, 1996 (date of inception)	-	$-	$-	$-	$-
Balances at December 31, 1996	-	-	-	-	-

Common stock for cash	41,840	42	7,758	-	7,800
Net loss	-	-	-	(9,189)	(9,189)
Balances at December 31, 1997	41,840	42	7,758	(9,189)	(1,389)

Common stock for cash	2,840	3	3,546	-	3,549
Net loss	-	-	-	(2,680)	(2,680)
Balances at December 31, 1998	44,680	45	11,304	(11,869)	(520)

Common stock for cash	63,840	64	734	-	798
Net loss	-	-	-	(120)	(120)
Balances at December 31, 1999	108,520	109	12,038	(11,989)	158

Net loss	-	-	-	(3,175)	(3,175)
Balances at December 31, 2000	108,520	109	12,038	(15,164)	(3,017)

Net loss	-	-	-	(2,000)	(2,000)
Balances at December 31, 2001	108,520	109	12,038	(17,164)	(5,017)

Common stock for cash	357,100	357	4,107	-	4,464
Net loss	-	-	-	(1,415)	(1,415)
Balances at December 31, 2002	465,620	466	16,145	(18,579)	(1,968)

Common stock for cash	15,160	15	89,485	-	89,500
Common stock in merger	5,744,600	5,744	(5,744)	-	-
Net loss	-	-	-	(86,686)	(86,686)
Balances at December 31, 2003	6,225,380	$6,225	$99,886	$(105,265)	$846

*See Notes to Financial Statements

ROLFE ENTERPRISES, INC.
(A DEVELOPMENT STAGE ENTERPRISE)

Note 1    Summary of Significant Accounting Policies

The summary of significant accounting policies of Rolfe Enterprises, Inc. (the Company) is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management, which is responsible for their integrity and objectivity. These accounting policies conform to accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the financial statements.

Nature of Business

The financial statements presented are those of Rolfe Enterprises, Inc., a development stage enterprise. The Company was incorporated under the laws of the state of Florida on May 6, 1996. The Company's activities to date have been primarily directed towards the raising of capital. During January, 2004, subsequent to the reverse merger described below, the Company began operations as an e-commerce marketing and retail organization, operating the www.BidGive.com website where customers can purchase discount retail, dining, travel and telecom offerings.

Business Combination

On October 10, 2003, the Company entered into a Merger Agreement and Plan of Reorganization (the Merger Agreement) with BBG Acquisition Subsidiary, Inc., a Texas Corporation and wholly-owned subsidiary of the Company (the Merger Sub), and BidGive Group, LLC, a Texas limited liability company (BidGive). Pursuant to the Merger Agreement, effective as of December 4, 2003, BidGive was merged with and into the Merger Sub with the Merger Sub surviving the merger, and each 1% of membership interest in BidGive immediately prior to the effective time of the merger was converted into 57,446 shares of the Company's $.001 par value common stock. The merger was accounted for as a reverse acquisition. At the effective date of the merger, BidGive had no assets or liabilities.

In October 2003 the Company's board of directors, and stockholders representing a majority of the Company's outstanding common stock, approved a1:2 stock split and a 25:1 reverse split of the Company's issued and outstanding common stock. All per share data in the accompanying financial statements have been adjusted to reflect the stock split and reverse stock split.

Revenue Recognition

The financial statements are prepared based on the accrual method of accounting. The Company recognizes revenues when it receives funds, usually via credit card transactions, as payment for discount certificates. The Company also receives some cash payments from vendors in payment for the advertising and marketing they receive, which is recognized as revenue when received.

Cash and Cash Equivalents

The Company considers all highly liquid sort-term investments with original maturities of three months or less to be cash equivalents. Such cash equivalents generally are part of the Company's cash management activities rather than part of its operating, investing, and financing activities. Changes in the market value of cash equivalents result in gains or losses that are recognized in the income statement in the period in which they occur. The Company had no cash equivalents in 2003 or 2002.

Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Because of the use of estimates inherent in the financial reporting process, actual results could differ significantly from those estimates.

Dividend Policy

The Company has not yet adopted any policy regarding payment of dividends.

Income Taxes

The Company records the income tax effect of transactions in the same year that the transactions enter into the determination of income, regardless of when the transactions are recognized for tax purposes. Tax credits are recorded in the year realized. Since the Company has not yet realized income as of the date of this report, no provision for income taxes has been made.

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to reverse. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statement of operations in the period which includes the enactment date. An allowance against deferred assets is recorded when it is more likely than not that such tax benefits will be realized.

At December 31, 2003 the valuation is equal to the deferred tax asset, so no net deferred tax asset has been reported due to the uncertainty of the Company's ability to use the net operating loss carryovers of $105,265 that may be limited due to changes in ownership, and will expire between December 31, 2022 and 2023.

Earnings (Loss) per Share

Basic earnings (loss) per share is computed by dividing net loss available to common shareholders by the weighted average number of common shares outstanding during the periods presented. Diluted earnings per share is computed by dividing net loss available to common shareholders by the weighted average number of common shares and common share equivalents during the periods presented, as long as such equivalents are not antidilutive.

Advertising Costs

Advertising costs (if any) are charged to expense in the period in which they are incurred and advertising communication costs the first time the advertising takes place. There were no advertising expenses for the periods ended December 31, 2003 and 2002.

Note 2    Related Party Transactions

The Company was owed $1,197 from a shareholder at December 31, 2002. This was settled during 2003.

Note 3    Subsequent Events

The Company began operations as an e-commerce retailer and marketing entity during January 2004. Also during 1994 the Company began the process to change its name to BidGive International, Inc.

Note 4    Going Concern

The financial statements are presented on the basis that the Company will continue as a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business over a reasonable length of time. As of December 31, 2003 and 2002, the Company has incurred accumulated deficits of $105,265 and $18,579, and only had cash of $846 and $35, respectively. Management feels that the reverse merger described above, and the related operations that began shortly after year-end, will provide the Company with sufficient working capital to allow it to continue as a going concern.